STOCK PLEDGE AGREEMENT


      THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into this ___ day of January, 2002, by and between Seaboard Flour Corporation, a Delaware corporation (the "Pledgor"), and Seaboard Corporation, a Delaware corporation (the "Pledgee").

                           WITNESSETH:

      WHEREAS, the Pledgor is the beneficial owner of One Hundred
Thousand  (100,000) shares of the common voting stock of  Pledgee
(the "Pledged Shares") represented in the corporate records of Pledgee by certificate No. 1505; and

      WHEREAS, concurrently with the execution of this Agreement, the Pledgor is executing and delivering to the Pledgee a promissory note (together with all renewals and extensions thereof, the "Note") in the face amount of Nine Million One Hundred Three Thousand Five Hundred Eighteen and 29/100 Dollars ($9,103,518.29), together with interest on all principal amounts outstanding thereunder, and any other obligations or advances owed by Pledgor to Pledgee, now or in the future, including all applicable interest (such amounts, the "Obligations"); and

      WHEREAS, the Pledgee desires to secure the repayment of the Obligations by the pledge of the Pledged Shares upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained, the Pledgor and Pledgee hereby agree as follows:

1. Pledge. As security for the due and punctual payment of all amounts due and payable pursuant to the Note and the Obligations, together with accrued interest thereon, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and grants to the Pledgee, its successors and assigns a security interest in and lien upon all of the Pledgor's right, title and interest in and to the Pledged Shares, as identified on the attached Schedule
     1. Concurrently herewith, the Pledgor has delivered to the Pledgee the Pledged Shares, together with the attached stock power duly endorsed in blank. Said certificate and the Pledged Shares shall be held and disposed of by the Pledgee in accordance with the terms and conditions of this Agreement. The Pledgee is hereby authorized with respect to the Pledged Shares, whether or not there has been any default in the payment or the performance of any obligation secured by the Pledged Shares, to endorse the Pledged Shares in the name of the Pledgor and cause any part or all of the Pledged Shares to be transferred of record into the Pledgee's name or the name of its nominee. During the term of the pledge made hereunder, any additional shares of stock, rights, warrants, securities or other property issued or distributed upon or in respect of any of the Pledged Shares, including any and all such property issued or distributed as the result of any stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, exchanges or substitutions or other distribution, whether in liquidation or otherwise, shall be immediately pledged, delivered, paid and set over by the Pledgor to the Pledgee hereunder as additional collateral and shall constitute Pledged Shares for purposes of this Agreement. Pledgor's delivery of such additional shares of stock, rights, warrants, securities and other property shall be deemed to constitute the delivery and pledge thereof to the Pledgee pursuant to this Agreement.

2. Margin Requirements. Pledgor shall maintain a 25% margin (equivalent to a 75% loan to value or 133% collateral coverage) as long as the outstanding Obligations do not exceed $8,000,000.00. Pledgor shall maintain a 35% margin (equivalent to a 65% loan to value or 153% collateral coverage) as long as the outstanding Obligations exceed $8,000,000.00 but do not exceed $10,000,000.00. Pledgor shall maintain a 50% margin (equivalent to a 50% loan to value or 200% collateral coverage) as long as the outstanding Obligations exceed $10,000,000.00. If at any time hereunder the above-stated margins are not maintained, Pledgor shall promptly pay down the outstanding Obligations or provide additional shares of Pledgee (which shall constitute Pledged Shares hereunder) or other collateral acceptable to Pledgee, such that the margins are maintained.

3.   Representations,  Warranties  and  Covenants.   The  Pledgor
     represents, warrants and agrees as follows:

     a. The Pledgor has the unrestricted right, power and authority to execute this Agreement, to perform the Pledgor's obligations hereunder and to transfer and create a security interest in the Pledged Shares in the manner and for the purpose contemplated hereby.

     b. The pledge and delivery of the Pledged Shares pursuant to this Agreement create a valid and perfected first priority security interest in the Pledged Shares in favor of the Pledgee.

4. Events of Default. The occurrence of any one or more of the following events shall constitute a default hereunder (each an "Event of Default"):

     a. the Pledgor's default in the performance of any of the terms, agreements or covenants of this Agreement and the expiration of thirty (30) days' notice and opportunity to cure such Event of Default; or

     b. an event of default as specifically defined in the Note or any other default with regard to the Obligations; or

     c. the dissolution, termination of existence, insolvency, suspension of active business or business failure of or by the Pledgor; or

     d. the making of any general assignment for the benefit of creditors by the Pledgor or the commencement by the Pledgor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or

     e. the appointment of a receiver, trustee or other similar official for all or substantially all of the Pledgor's property or assets, or the filing of a bankruptcy petition against the Pledgor in a court of competent jurisdiction that commences an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which appointment or petition is not contested by the Pledgor, or which appointment or petition is not removed or dismissed within ninety (90) days; or

     f. acceleration of the maturity of any liability or obligation of the Pledgor to anyone other than the Pledgee, which acceleration has a material adverse effect on the Pledgee; or

     g. service of any warrant of attachment or garnishment or the making or issuance of any lien, levy or similar process on or with respect to the Pledgor which has a material adverse effect on the Pledgee and which remains in effect for, or is not removed, dismissed or vacated within, ninety (90) days.

5. Dividends and Voting Rights. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled (a) to receive any and all cash dividends declared and paid in respect of the Pledged Shares (other than liquidating dividends) and (b) to exercise any and all voting and other consensual rights in respect thereof. The Pledgor shall give the Pledgee at least five (5) days' prior written notice of the manner in which it intends to exercise any such right or the reasons for refraining from exercising such right. So long as no Event of Default shall have occurred and be continuing, if the Pledged Shares or any part thereof shall have been transferred into the name of the Pledgee or its nominee, upon the written request of the Pledgor, the Pledgee or its nominee shall execute and deliver to the Pledgor appropriate powers of attorney or proxies to vote the Pledged Shares.

6.   The  Pledgee's  Remedies  Upon Default.   If  any  Event  of
     Default shall have occurred, the Pledgee may do any one or more of the following in such order as it may elect:

     a. cause any or all of the Pledged Shares to be transferred into its name or that of its nominee and obtain registration of such transfer or transfers, regardless of whether such action effects a foreclosure of the pledge evidenced hereby, without relieving the Pledgor of its obligations under Article Nine of the Uniform Commercial Code, as enacted in the State of Kansas (the "Uniform Commercial Code"), the Pledgor hereby irrevocably constituting and appointing the Pledgee and any nominee of the Pledgee the attorney-in-fact of the Pledgor for such purpose, with full power of substitution; and

     b. vote any or all of the Pledged Shares or revoke any or all proxies or powers of attorney given to the Pledgor and give any or all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Pledgee and any nominee of the Pledgee the proxy and attorney-in-fact of the Pledgor for such purpose, with full power of substitution; and

     c. receive all dividends and all other distributions of any kind on any or all of the Pledged Shares.

7. Other Rights and Remedies. The rights and remedies afforded to the Pledgee hereunder shall be cumulative and in addition to and not in limitation of any rights and remedies which the Pledgee may have under applicable law, including the Uniform Commercial Code. The exercise or partial exercise of any right or remedy of the Pledgee hereunder or under applicable law shall not preclude or prejudice the further exercise of that right or remedy or the exercise of any other right or remedy of the Pledgee.

8. Waiver. No delay or omission on the part of the Pledgee in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder or under any instrument or agreement evidencing or relating to any of the obligations secured hereby. A waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

9. Return of Pledged Shares. Promptly following the receipt by the Pledgee of payment in full of the Note in accordance with its terms, the Pledgee will, upon written demand by the Pledgor, redeliver to the Pledgor the Pledged Shares, any stock powers related thereto and any other collateral held pursuant to this Agreement, without recourse to the Pledgee.

10.  Notices.    All   notices,  requests,  demands   and   other
     communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom such communication is to be given, or on the third day after mailing if mailed to the party to whom such communication is to be given by first class mail, postage prepaid, and properly addressed as follows:

     The Pledgor:

     Seaboard Flour Corporation
     822 Boylston Street, Suite 301
     Chestnut Hill, Massachusetts  02467
     Attn: H. H. Bresky

     The Pledgee:

     Seaboard Corporation
     9000 West 67th Street
     Shawnee Mission, Kansas  66202
     Attn: Legal Affairs

11.  Expenses.   The Pledgor will upon demand pay to the  Pledgee
     the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, whether or not involving a case or proceeding before any federal or state court, that the Pledgee may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Pledged Shares, (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

12.  Indemnification.   Neither the Pledgee,  nor  any  director,
     officer, agent or employee of the Pledgee, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to indemnify and hold harmless the Pledgee and its officers, directors, employees, agents, representatives, successors and assigns from and against any and all liability incurred by any of them hereunder or in connection herewith, unless such liability shall be due to its or their own gross negligence or willful misconduct.

13. Binding. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns and may be amended only by a written instrument signed by each of the parties hereto.

14.  Continuing  Pledge.   The  pledge made  hereunder  is  of  a
     continuing nature and applies to any and all debt of the Pledgor owing to the Pledgee under the Note or the Obligations, and the Pledgee may continue to make advances to the Pledgor at any time and from time to time in reliance upon the pledge made hereunder until the Pledgee actually receives written notice from the Pledgor of the discontinuance hereof in respect of any debt arising or incurred by the Pledgor under the Note or any other Obligations; provided, however, that the receipt of such notice shall not in any way whatsoever impair, affect, release or discharge the Pledgee's lien on or rights with respect to any of the Pledged Shares or impair or affect in any way any of the Pledgee's rights, powers, remedies or authority hereunder in respect of any debt or obligation under the Note or any other Obligations arising or incurred prior to the Pledgee's receipt of such notice, and that this pledge shall remain in effect until all such debt or obligation under the Note or any other Obligations arising or incurred prior to such receipt, and all interest thereon, has been fully paid or satisfied.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and altogether but one instrument.

16.  Governing  Law.   This Agreement shall be  governed  by  and
     construed and interpreted in accordance with the laws of the State of Kansas.

17. Jurisdiction; Venue. PLEDGOR IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, SHALL BE LITIGATED IN COURTS HAVING SITUS IN THE COUNTY OF JOHNSON, STATE OF KANSAS. PLEDGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN JOHNSON COUNTY, KANSAS. PLEDGOR HEREBY DESIGNATES AND APPOINTS THE CT CORPORATION SYSTEM, OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN KANSAS WHOM PLEDGOR MAY FROM TIME TO TIME HEREAFTER DESIGNATE, HAVING GIVEN PLEDGEE THIRTY (30) DAYS' WRITTEN NOTICE THEREOF, AS PLEDGOR'S TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS. PLEDGOR AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON PLEDGOR. PLEDGOR SHALL CAUSE SUCH PERSON TO CONSENT TO THE APPOINTMENT HEREUNDER, AND TO AGREE THAT PROMPTLY AFTER RECEIPT OF ANY SUCH PROCESS, SUCH PERSON SHALL FORWARD THE SAME BY CERTIFIED OR REGISTERED MAIL, TOGETHER WITH ALL PAPERS AFFIXED THERETO, TO PLEDGEE.

     MAKER  HEREBY  WAIVES ANY RIGHT IT MAY HAVE TO  TRANSFER  OR
     CHANGE  THE VENUE OF OR RIGHT TO JURY TRIAL IT MAY  HAVE  IN
     ANY LITIGATION BROUGHT WITH RESPECT TO THIS NOTE.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              SEABOARD FLOUR CORPORATION



                              By:
                              Title:
                                                        "PLEDGOR"


                              SEABOARD CORPORATION



                              By:
                              Title:
                                                        "PLEDGEE"